Execution Copy

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”), dated as of March 22, 2010 (the “Effective Date”), is made by and among Phusion Laboratories, LLC, a Delaware limited liability company (the “Company”), The Quigley Corporation, a Nevada corporation (“Quigley”), Phosphagenics Inc., a Delaware corporation (“PSI” and, collectively with Quigley, the “Initial Members”), and Phosphagenics Ltd., an Australian corporation (“PSI Parent” and, collectively with the Initial Members and the Company, the “Parties”).

A.           Quigley and PSI Parent are party to a license agreement, dated as of the Effective Date, an executed copy of which is attached as Exhibit A (the “License Agreement”), pursuant to which, among other things, (i) Phosphagenics Ltd. granted to Quigley a perpetual, paid-up, global, exclusive license to exploit Products (as defined in the License Agreement) embodying Phosphagenics Intellectual Property (as defined in the License Agreement), as more specifically set forth in the License Agreement, and (ii) in exchange therefor, Quigley paid to PSI Parent $1,000,000 and issued to PSI Parent 1,440,000 shares of Quigley’s common stock, par value $0.0005 per share.

B.           The Company was formed on March 16, 2010.

C.           Contemporaneously with the entry into this Agreement, the Parties are entering into a limited liability company agreement of the Company, the form of which is attached as Exhibit B (the “LLC Agreement”), pursuant to which, among other things, the Company will issue 1,000 Units (as defined therein) to each Initial Member.

D.           The Parties desire that Quigley contribute to the Company, as a capital contribution, (i) $500,000 (the “Contributed Cash”) and (ii) all of Quigley’s rights and obligations under the License Agreement.

The Parties therefore hereby agree as follows:

1.	Contribution of Cash. On the Effective Date, Quigley shall contribute the Contributed Cash to the Company as a capital contribution.

2.	Assignment and Assumption; Contribution of License.

(a)
Quigley hereby transfers, conveys and assigns to the Company all of its rights, title and interest in, to and under the License Agreement (collectively, the “Assigned Rights”). The Company hereby assumes, and undertakes to pay, discharge and perform when due, all of Quigley’s liabilities and obligations under and arising pursuant to the License Agreement (collectively, the Assumed Liabilities”). “Assignment and Assumption” means the transfer, conveyance and assignment of the Assigned Rights pursuant to this Section 2(a) and the assumption of, and the undertaking to pay, discharge and perform when due, the Assigned Liabilities pursuant to this Section 2(a).

(b)	The Assignment and Assumption constitutes a capital contribution to the Company by Quigley.

(c)
The Company hereby replaces Quigley as the Licensee (as defined in the License Agreement). For the convenience of the Parties, PSI Parent and the Company shall enter into a license agreement in the form attached as Exhibit C, which will amend and restate the License Agreement in its entirety and which will reflect that the Company is the Licensee (as defined therein).

(d)
Notwithstanding anything in the License Agreement to the contrary, PSI Parent (i) acknowledges and hereby consents to the Assignment and Assumption, (ii) acknowledges and hereby consents to the Company replacing Quigley as the Licensee pursuant hereto, (iii) is not entitled to, and shall not seek to, enforce any of its rights under the License Agreement against Quigley, and (iv) hereby irrevocably and unconditionally releases Quigley from any and all Assumed Liabilities.

3.	Miscellaneous.

(a)	Amendments. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and is signed by each Party.

(b)
Incorporation of Provisions in LLC Agreement. The following provisions of the LLC Agreement are hereby incorporated by reference as if set forth herein in full, mutatis mutandis: Sections 1.2 (Construction);  20.1 (Notices); 20.5 (Waivers); 20.6 (Successors and Assigns); 20.7 (Governing Law); 20.8 (Dispute Resolution and Arbitration); 20.9 (Counterparts); 20.11 (No Third-Party Beneficiaries); 20.13 (Captions); 20.14 (Severability); 20.15 (Interpretation); 20.16 (Consent to Jurisdiction and Venue); 20.17 (Specific Performance); 20.18 (Further Assurances); 20.19 (Signed Writings); and 20.21 (Access to Counsel).

[Signature page follows.]

The Parties are signing this Agreement as of the Effective Date.

THE QUIGLEY CORPORATION

By:	/s/ Ted Karkus
Name: Ted Karkus
Title: Chief Executive Officer

PHOSPHAGENICS INC.

By:	/s/ Fred Banti
Name: Fred Banti
Title: President

PHOSPHAGENICS LTD.

By:	/s/ Fred Banti
Name: Fred Banti
Title: Senior Vice President and Chief Business Officer

PHUSION LABORATORIES, LLC

By:	/s/ Ted Karkus
Name: Ted Karkus
Title: Co-Chief Executive Officer

Signature Page to Contribution Agreement

Exhibit A

License Agreement

Exhibit B

Form of LLC Agreement

Exhibit C

Form of Amended and Restated License Agreement